EXHIBIT 10.1

GOLDEN MATRIX GROUP INC.

2018 Equity Incentive plan

SECTION 1. PURPOSE

The purposes of this 2018 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company’s business and thereby enhance long-term shareholder value. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated thereunder.

SECTION 2. DEFINITIONS

As used herein, the following definitions shall apply:

2.1 “Administrator” means the Board or any member thereof appointed by the Board, as permitted under this Plan.

2.2 “Applicable Laws” means the legal requirements relating to stock option plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3 “Award” means the grant of an Option to an Employee or Consultant.

2.4 “Award Agreement” means a written agreement between the Company and a Participant relating to an Award under the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means willful misconduct with respect to, or that is harmful to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

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2.7 “Change in Control” shall mean any of the following:

(a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert. A “Permitted Shareholder” means a holder (including a beneficial owner as determined in accordance with Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission), as of the date of this Agreement, of voting capital stock of the Company;

(b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company’s shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

(c) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

(d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, and for this purpose the terms “person” and “beneficial ownership” shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.8 “Code” means the Internal Revenue Code of 1986, as amended.

2.9 “Common Stock” means the Common Stock of the Company.

2.10 “Company” means Golden Matrix Group Inc., a Nevada corporation.

2.11 “Consultant” means any person, including, but not limited to, an advisor, an advisory board member or director, who is engaged by the Company or any Parent or Subsidiary to render bona fide services to the Company, or to serve on the Company’s Board or an advisory board to the Company.

2.12 “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

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2.13 “Disability” means permanent and total disability as defined in Code section 22(e)(3).

2.14 “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director’s fee by the Company to a director shall not be sufficient to constitute “employment” of such director by the Company.

2.15 Executive Employee means an Executive employed by the Company and holing a Board position

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal, Bloomberg or such other source as the Administrator deems reliable; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.18 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

2.19 “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

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2.20 “Option” means a stock option granted pursuant to the Plan.

2.21 “Option Agreement” means The Stock Option Award Agreement a written option agreement between the Company and an Optionee.

2.22 “Optioned Stock” means the Common Stock subject to an Option.

2.23 “Optionee” means an Employee or Consultant who receives an Option.

2.24 “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

2.25 “Participant” means an Employee or Consultant designated to be granted an Award under the Plan.

2.26 “Plan” means this 2018 Equity Incentive Plan.

2.27 “Reporting Person” means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.28 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

2.29 “Securities Act” means the Securities Act of 1933, as amended.

2.30 “Share” means a share of the Common Stock, as may be adjusted as permitted under the Plan.

2.31 “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

2.32 “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

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SECTION 3. STOCK SUBJECT TO THE PLAN

Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is Five Billion (5,000,000,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Five Billion (5,000,000,000) shares of Common Stock, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

SECTION 4. ADMINISTRATION OF THE PLAN

4.1 Powers of the Administrator. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

(a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

(b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

(c) to determine whether and to what extent Awards are granted hereunder;

(d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

(a) to approve forms of agreement for use under the Plan;

(b) to construe and interpret the terms of the Plan and Awards granted under the Plan;

(c) to determine vesting schedules;

(d) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

(e) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

4.2 Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

4.3 Administration Pursuant to Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, as applicable.

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SECTION 5. ELIGIBILITY FOR AWARDS

5.1 Recipients of Grants. Nonqualified Stock Options may be granted to Employees and Consultants, including, but not limited to, members of the Board or an advisory board. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

5.2 Type of Award. Each Award shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. If not so designated, the Award will be treated as a Nonqualified Stock Option. Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $2,000,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

5.3 Application of Securities Law. Options shall be subject to all relevant provisions of law, including, without limitation, applicable securities laws of the jurisdiction in which the Employee or Consultant is resident and all rules and regulations promulgated thereunder.

SECTION 6. AWARDS OF OPTIONS

6.1 Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than nine and 99/100 percent (9.99%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be Five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2 Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall not be less than the Fair Market Value of the Common Stock at the time the Option is granted as is determined by the Administrator, except that (i) in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than nine and 99/100 percent (9.99%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) in the case of an Incentive Stock Option that is granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

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6.3 Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash or check, (ii) cancellation of indebtedness of the Company to Optionee, (iii) promissory note (subject to approval by the Company), (iv) surrender of other Shares that (A) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4 Vesting of Options

(a) Vesting Schedule. No Option will be exercisable until it has vested. The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted. The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

(b) Acceleration of Vesting. The vesting of one or more outstanding Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options may, in the discretion of the Administrator, also be accelerated in connection with a corporate transaction, as described below.

6.5 Procedure for Exercise; Rights as a Shareholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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6.6 Exercise After Termination of Employment or Consulting Relationship

(a) Termination of Employment or Consulting Relationship. Except as otherwise provided herein, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant with the Company, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination, or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three month period will be treated as an Incentive Stock Option, and that in no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii) Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the Company and its Subsidiaries.

(b) Disability of Participant. Notwithstanding the provisions set forth above, in the event of termination of a Participant’s Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination. To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Death of Participant. In the event of the death of a Participant during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant’s estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.7 Rule 16b-3. Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

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6.8 Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

6.9 Repurchase Rights. Prior to the Company’s listing on a recognized Stock Exchange, the Company may have the right, as detailed in the Award Agreement, to repurchase any Shares issued in connection with an Award under this Plan upon Participant’s cessation of Continuous Status as an Employee or Consultant. Furthermore, the Administrator shall have the discretion to authorize the issuance of unvested Shares pursuant to the exercise of an Option. In the event of termination of the Optionee’s employment or services, all Shares issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such Shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrator and set forth in the agreement evidencing such right. All of the Company’s outstanding repurchase rights under this Section are assignable by the Company at any time and shall remain in full force and effect in the event of a Change in Control; provided that if the vesting of Options is accelerated as permitted under the Plan, the repurchase rights under this Section shall terminate and all Shares subject to such terminated rights shall immediately vest in full. The Administrator shall have the discretionary authority, exercisable either before or after the Optionee’s cessation of employment or services, to cancel the Company’s outstanding repurchase rights with respect to one or more Shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such Shares in whole or in part at any time.

SECTION 7. STOCK WITHHOLDING TO SATISFY

WITHHOLDING TAX OBLIGATIONS

7.1 Withholding Tax. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant’s current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant’s marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant’s share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

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7.2 Reporting Persons. Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

7.3 Form of Election. All elections by a Participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

(c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions; and

(d) all elections shall be subject to the consent or disapproval of the Administrator.

7.4 Deferral of Tax Date. In the event the election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

SECTION 8. ADJUSTMENTS UPON CHANGES

IN CAPITALIZATION; CORPORATE TRANSACTIONS

8.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Notwithstanding any other provision of this Plan, no such adjustment shall be made in the event of an increase in the authorized shares of equity securities of the Company. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

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8.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

8.3 Change in Control Transactions. (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Following the merger of one or more companies in to the Company, or any consolidation of the Company and one or more companies in which the Company is the surviving Company, the exercise of Options under this Plan shall apply to the shares of the surviving Company. Notwithstanding any other provision of this Plan, all Options under this Plan shall terminate on the dissolution or liquidation of the Company, or upon o Change in Control.

8.4 Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

SECTION 9. GENERAL

9.1 Non-Transferability Of Options. Unless otherwise provided under the Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of Optionee, only by Optionee.

9.2 Time Of Granting Options. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

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9.3 Conditions Upon Issuance Of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

9.4 Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

9.5 Reservation Of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

9.6 Information To Optionees. At the time of issuance of any securities under the Plan, the Company shall provide to Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.

9.7 Employment Relationship. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

9.8 Term Of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

9.9 Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company’s bylaws. In the event such approval is not obtained in a timely manner, no Option granted hereunder shall be treated as an Incentive Stock Option.

This Plan was adopted by the Board on 3rd January 2018.

This Plan was approved by the shareholders of the Company on 3rd January 2018.

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